Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Norwood Financial Corp. (the Company) on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, William W. Davis, Jr., President and Chief Executive Officer, and Lewis J. Critelli, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William W. Davis, Jr.                   /s/ Lewis J. Critelli
--------------------------------            --------------------------------
William W. Davis, Jr.                       Lewis J. Critelli
President and Chief Executive Officer       Executive Vice President and Chief
                                            Financial Officer


March 22, 2007
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Date